Exhibit 99.1

RIOT Blockchain, Inc. ANNOUNCES CORPORATE REBRANDING to RIOT PLATFORMS, INC.

Riot Blockchain, Inc. Announces Corporate Rebranding to Riot Platforms, Inc., Reflecting Increasingly Diversified, Bitcoin-Driven, Business Operations

CASTLE ROCK, CO. / Globe Newswire / January 3, 2023 / Riot Platforms, Inc. (NASDAQ: RIOT) (“Riot,” “Riot Platforms, Inc.” or “the Company”), (formerly Riot Blockchain, Inc.) an industry leader in Bitcoin mining and data center hosting, announces that it has rebranded its corporate name from Riot Blockchain, Inc. to Riot Platforms, Inc.

Riot’s rebranding underpins the Company’s growth strategy to continue expanding its increasingly diversified business operations and reflects a renewal of its corporate vision to become the world’s leading Bitcoin-driven infrastructure platform.

“This is a significant milestone for Riot and comes as a result of our unique strategic position in the market,” said Jason Les, CEO of Riot. “Our successful acquisitions of Whinstone U.S., which developed and operates North America’s largest dedicated Bitcoin mining data center facility, and ESS Metron, which enhanced our electrical component engineering and supply chain capabilities, have formed the foundation on which our teams have built, and will continue to develop, business platforms for further growth. The scope and scale of our businesses continues to expand, and this rebranding better reflects our position as strategic allocators of capital to increasingly broaden the scope of our Bitcoin-focused operations.”

Riot remains focused on securing opportunities to enhance the Company’s expansion projects across its growing, vertically integrated business lines. Riot and Whinstone U.S. will brand together under Riot Platforms, Inc., while Riot’s electrical equipment manufacturing business will continue to operate under the ESS Metron brand in order to support its long-established client base.

Riot’s common stock continue to be listed for trading on NASDAQ Capital Market under the same ticker symbol ‘RIOT’. The Company’s common stock was not assigned a new CUSIP as a result of the name change and remains 767292105.

About Riot Platforms, Inc.

Riot’s (NASDAQ: RIOT) vision is to be the world’s leading Bitcoin-driven infrastructure platform.

Our mission is to positively impact the sectors, networks, and communities that we touch.  We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes.

Riot is a Bitcoin mining and digital infrastructure company focused on a vertically integrated strategy. The Company has Bitcoin mining data center operations in central Texas, Bitcoin mining operations in central Texas, and electrical switchgear engineering and fabrication operations in Denver, Colorado.

For more information, visit www.riotplatforms.com

Safe Harbor

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on such forward-looking statements.